For Immediate Release                For more information, contact:
Date: October 23, 1998               Lane Ward, Vice Chairman, President and CEO
                                     at (281) 342-5571

                           FORT BEND HOLDING CORP.'S
                  SECOND QUARTER FISCAL 1999 EARNINGS RELEASE

        Fort Bend Holding Corp. ("FBHC"), parent corporation of Fort Bend Federal Savings and Loan Association of Rosenberg ("FBF"), today announced net earnings of $532,000, or $0.29 earnings per common share, for the second fiscal quarter ended September 30, 1998. This compares to net earnings of $503,000, or $0.30 earnings per common share, for the same quarter in fiscal 1998 and represents a 5.8% increase in earnings. Net income for the six months ended September 30, 1998 was $1,104,000, or $0.62 earnings per common share. This compares to net earnings of $1,022,000, or $0.62 earnings per common share, for the six months ended September 30, 1997. Earnings per common share--assuming dilution for the six months ended September 30, 1998 and 1997 was $0.48.
        FBHC's net interest income after provision for loan losses was $2.6 million for the quarter ended September 30, 1998 compared to $2.4 million for the quarter ended September 30, 1997. Net interest income reflected an increase in average interest-earning assets to $303 million from $292 million for the quarters ended September 30, 1998 and 1997, respectively. An increase of $30 million in the average balance of loans receivable and $2 million in investments, partially offset by a decrease of $21 million in mortgage-backed securities, contributed to the increase in average interest-earnings assets. The increase in the average loan balances reflected an increase of $24 million from the loan portfolio of FBF's subsidiary Mitchell Mortgage Company, L.L.C. ("Mitchell").
        Total noninterest income increased by $570,000 for the quarter ended September 30, 1998 compared to the same period in fiscal 1998. This increase was primarily due to an increase in the gain on sales of loans of $352,000 which primarily reflected an increase in loans sold during the period. The principal balance of loans sold during the three months ended September 30, 1998 was $28.5 million compared to $17.3 million for the same period in fiscal 1998. Loan fees and charges increased $255,000 which primarily reflected increased commercial, multifamily, and construction lending. FBHC originated $66 million of commercial and multifamily loans and $34 million of construction loans during the three months ended September 30, 1998 compared to $18 million of commercial and multifamily loans and $28 million of construction loans during the same period in fiscal 1998.
        Partially offsetting the increase in earnings from the above sources has been an increase in noninterest expense of $559,000. The increase reflects an increase in compensation and benefits of $379,000. The increased compensation and benefits is due to increases in commissions resulting from the higher loan volume in the current year, normal salary adjustments, and overtime. Other expense increased $115,000 during the three months ended September 30, 1998 when compared to the same period in fiscal 1998. The increase was primarily due to an increase of $69,000 in loan origination and service charges, such as appraisals, flood data services, and credit reports, associated with the higher loan volume in the current year.
        On October 20, 1998, FBHC signed a definitive agreement to merge with Southwest Bancorporation of Texas, Inc. ("SWBT"). The transaction is structured as a tax-free reorganization with a fixed exchange of 1.45 shares of SWBT common stock for each share of FBHC common stock and convertible equivalents. At SWBT's closing stock price of $15.00 on October 20, 1998, the transaction would be valued at approximately $65 million, and FBHC shareholders would receive a value of $21.75 for each share of FBHC common stock.
        FBHC serves Fort Bend, Harris, Wharton, Waller and Montgomery Counties in Southeast Texas through its subsidiary, FBF headquartered in Fort Bend County and FBF's subsidiary Mitchell located in The Woodlands. FBF's market area is located in the largest metropolitan area of Texas and the eighth largest in the United States. The Corporation's stock is traded on the Nasdaq National Market under the symbol "FBHC".
        This press release includes forward-looking statements that are subject to risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the Securities and Exchange Commission filings of FBHC.

                            FORT BEND HOLDING CORP.
                 CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)



ASSETS                                                                           SEPTEMBER 30, 1998      MARCH 31, 1998

Cash and due from banks                                                            $          7,399       $       6,260
Short-term investments                                                                       47,126              20,484
Certificates of deposit                                                                         400                 300
                                                                                    ---------------        ------------
        TOTAL CASH AND CASH EQUIVALENTS                                                      54,925              27,044

Investment securities available for sale, at market                                          3,023               2,962
Investment securities held to maturity (estimated market value of
 $6,025 and $8,984 at September 30, 1998 and March 31, 1998, respectively)                    6,247               9,244
Mortgage-backed securities available for sale, at market                                        224                 282
Mortgage-backed securities held to maturity (estimated market value of $69,177 and $83,222 at September 30, 1998
 and March 31, 1998, respectively)                                                           68,673              82,815
Loans held for sale                                                                          10,104              12,920
Loans receivable, net                                                                       165,710             160,062
Premises and equipment, net                                                                   4,666               4,738
Mortgage servicing rights, net                                                                7,367               7,603
Prepaid expenses and other assets                                                             5,347               7,680
Goodwill, net                                                                                 1,209               1,256
                                                                                    ---------------        ------------
        TOTAL ASSETS                                                               $        327,495       $     316,606
                                                                                    ===============        ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
   Deposits                                                                        $        275,695       $     268,991
   Convertible subordinated debentures                                                        9,910              11,405
   Borrowings                                                                                 4,457               3,985
   Advances from borrowers for taxes and insurance                                            7,828               4,619
   Accounts payable, accrued expenses and other liabilities                                   3,336               3,646
                                                                                    ---------------        ------------
        TOTAL LIABILITIES                                                                   301,226             292,646
                                                                                    ---------------        ------------
Minority interest in consolidated subsidiary                                                  2,673               2,556
                                                                                    ---------------        ------------
Stockholders' equity:
   Serial preferred stock, $.01 par value - 1,000,000 shares authorized, none outstanding
   Common Stock $.01 par value, 4,000,000 shares authorized,
    2,042,652 shares issued and 1,866,304 shares outstanding at
    September 30, 1998 and 1,899,654 shares issued and 1,723,306
    shares outstanding at March 31, 1998                                                         20                  19
   Additional paid-in capital                                                                11,427               9,927
   Unearned employee stock ownership plan shares                                               (118)               (118)
   Deferred compensation                                                                       (136)                (83)
   Net unrealized appreciation (depreciation) on available for
    sale securities                                                                               5                   7
   Retained earnings (substantially restricted)                                              13,854              13,108
   Treasury stock, at cost - 176,348 shares                                                  (1,456)             (1,456)
                                                                                    ---------------        ------------
        TOTAL STOCKHOLDERS' EQUITY                                                           23,596              21,404
                                                                                    ---------------        ------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                     $        327,495       $     316,606
                                                                                    ===============        ============

                            FORT BEND HOLDING CORP.
                CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                                    THREE MONTHS ENDED        SIX MONTHS ENDED
                                                                       SEPTEMBER 30,            SEPTEMBER 30,
                                                                     1998         1997         1998       1997
INTEREST INCOME:
  Loans                                                             $3,839       $3,367       $7,639       $6,731
  Short-term investments                                               531          436          915          595
  Investment securities                                                151          215          330          457
  Mortgage-backed securities                                         1,163        1,524        2,448        3,099
                                                                    ------        ------       ------      ------
   Total interest income                                             5,684        5,542       11,332       10,882
                                                                    ------        ------       ------      ------
INTEREST EXPENSE:
  Deposits                                                          2,787         2,787        5,552        5,455
  Borrowings                                                          291           324          564          661
                                                                    ------       ------       ------       ------
    TOTAL INTEREST EXPENSE                                          3,078         3,111        6,116        6,116
                                                                    ------       ------       ------       ------
    NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES            2,606         2,431        5,216        4,766

PROVISION FOR LOAN LOSSES                                              45            15           90           78
                                                                    ------       ------       ------       ------
    NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES             2,561         2,416        5,126        4,688
                                                                    ------       ------       ------       ------
NONINTEREST INCOME:
  Loan fees and charges                                             1,009           754        2,084        1,481
  Loan servicing income, net                                          199           275          405          573
  Service charges on deposit accounts                                 227           220          451          430
  Gain on sales of loans                                              508           156          805          253
  Other income                                                        160           128          367          316
                                                                    ------       ------       ------       ------
    TOTAL NONINTEREST INCOME                                        2,103         1,533        4,112        3,053
                                                                    ------       ------       ------       ------
NONINTEREST EXPENSES:
  Compensation and benefits                                         2,009         1,630        4,007        3,224
  Employee stock ownership plan expense                               140           173          143          328
  Office occupancy and equipment                                      498           436          986          883
  Federal insurance premiums                                           43            40           86           80
  Data processing fees                                                164           131          337          257
  Other expense                                                       782           667        1,620        1,220
                                                                    ------       ------       ------       ------
    TOTAL NONINTEREST EXPENSES                                      3,636         3,077        7,179        5,992
                                                                    ------       ------       ------       ------
  INCOME BEFORE INCOME TAX EXPENSE AND MINORITY INTEREST            1,028           872        2,059        1,749

INCOME TAX EXPENSE                                                    331           269          667          547
                                                                    ------       ------       ------       ------
INCOME BEFORE MINORITY INTEREST                                       697           603        1,392        1,202

MINORITY INTEREST IN NET INCOME OF SUBSIDIARY                         165           100          288          180
                                                                    ------       ------       ------       ------
NET INCOME                                                           $532          $503       $1,104       $1,022
                                                                    ======       ======       ======       ======
EARNINGS PER COMMON SHARE                                           $0.29         $0.30        $0.62        $0.62
                                                                    ======       ======       ======       ======
EARNINGS PER COMMON SHARE - ASSUMING DILUTION                       $0.23         $0.24        $0.48        $0.48
                                                                    ======       ======       ======       ======
DIVIDENDS PER COMMON SHARE                                          $0.10         $0.05        $0.20       $0.085
                                                                    ======       ======       ======       ======